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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (date of earliest event reported)       April 14, 1998




                           KELLSTROM INDUSTRIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                               ------------------
                 (State of other jurisdiction of incorporation)


          0-23764                                             13-3753725
       ----------------                                   ------------------
         (Commission                                       (I.R.S. Employer
         File Number)                                     Identification No.)


         14000 N.W. 4th Street
         Sunrise, Florida                                        33325
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code         (954) 845-0427


                                       N/A
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          (Former name or former address, if changed since last report)





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Item 2.  Acquisition or Disposition of Assets.

         On April 1, 1998, Kellstrom Industries, Inc. (the "Registrant") announced that it had completed the acquisition of all of the assets, and assumed certain of the liabilities (the "Acquisition"), of Integrated Technologies Corp. ("ITC") for $20,225,000 in cash (the "Cash Purchase Price"), plus additional consideration if ITC meets certain criteria, provided that the maximum payout for any year shall not exceed $3,333,333. In connection with the Acquisition, the Registrant also received an option to purchase a 49% interest in Flight Support, Inc., an FAA-approved overhaul facility. The financing needed for the Cash Purchase Price was funded through the Company's revolving credit facility (the "Credit Facility") with Barnett Bank, N.A., a wholly-owned subsidiary of NationsBank Corporation. Borrowings under the Credit Facility bear interest at 1/4% below the prime rate or at LIBOR plus a range from 175 to 275 basis points, and are secured by substantially all of the Company's assets. The Company is obligated to pay a fee to Helix Capital Services, L.L.C. for financial and mergers and acquisitions services provided in connection with the Acquisition in an amount equal to two percent (2%) of the consideration paid by the Company in the Acquisition.

         ITC is a leading after-market supplier of jet engines and jet engine parts for the airline industry. It also provides related services such as engine leasing. ITC's principal product line includes the Rolls Royce RB-211, Pratt & Whitney JT8D and Rolls Royce Allison models, and, to a lesser extent, Pratt & Whitney JT9D engines and parts. Founded in 1986, ITC has some 75 customers worldwide, including major commercial airlines and jet engine repair facilities.

         A copy of the press release issued by the Registrant on April 1, 1998 announcing the closing of the Acquisition is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.

          (a)&(b) It is currently not feasible to provide the required financial statements and PRO FORMA financial information. Accordingly, pursuant to the provisions of (a)(4) of Item 7 of Form 8-K, the Company intends to file by amendment the required financial information as soon as practical, but no later than 60 days after this Form 8-K is required to be filed.

          (c)     Exhibits. The Exhibits to this Form 8-K are listed in the
                  Exhibit Index and are incorporated by reference herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KELLSTROM INDUSTRIES, INC.



Date: April 14, 1998                           By: /s/ Michael W. Wallace
                                                   ----------------------------
                                                   Michael W. Wallace
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO:
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2.1      Asset Purchase Agreement dated as of February 27, 1998, by and among
         Kellstrom Industries, Inc., Integrated Technology Holdings Corp., Integrated Technology Corp. and Gideon Vaisman (including schedule 2.03(a) only (relating to earnout))

99.1     Press Release issued by the Registrant on April 1, 1998




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